UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2006
KLA-TENCOR CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-09992	04-2564110

(State or other jurisdiction of	incorporation) (Commission File Number)	(I.R.S. Employer Identification No.)

160 Rio Robles, San Jose, California	95134

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone, including area code: (408) 875-3000

(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The disclosure set forth in Item 4.02 below is incorporated by reference.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
A Special Committee of the Board of Directors of KLA-Tencor Corporation (the “Company”) has delivered a report to the Board of Directors, which concluded that incorrect measurement dates were used for certain stock option grants made principally during the period from July 1, 1997 through July 30, 2002. The Board of Directors of the Company has not concluded its evaluation of the factors that led to the use of incorrect measurement dates of stock options. The Board of Directors has concluded that the Company will need to restate certain of its historical financial statements to record non-cash charges for compensation expenses relating to past stock option grants. The Company has not determined the amount of such charges, the resulting tax and accounting impacts, the impact on internal control over financial reporting, or which specific periods may require restatement. However, the effects on previously reported financial statements are expected to be material. The Special Committee and the Board of Directors will continue to be actively involved in reviewing information and determining the appropriate actions to be taken by the Company with respect to this matter.
Accordingly, on September 27, 2006, the Board of Directors concluded that financial statements and all earnings and press releases and similar communications issued by the Company relating to periods beginning on or after July 1, 1997, should no longer be relied upon, including the Company’s financial statements for fiscal years 1998 through 2005, the interim periods contained therein, and the fiscal quarters ended September 30, 2005, December 31, 2005 and March 31, 2006. The Company’s management and the Special Committee have discussed this matter with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.
The Company issued a press release concerning this matter on September 28, 2006, a copy of which is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
     On September 27, 2006, KLA-Tencor Corporation (the “Company”) determined that its historical financial statements for one or more prior fiscal years will have to be restated as a result of improper accounting for option grants made to officers and employees. The specific fiscal years which will need to be restated has yet been determined. However, the Company has decided to suspend temporarily employee participation in several equity incentive programs because the S-8 registration statements covering the shares of common stock issuable under those programs incorporate one or more financial statements that will likely have to be restated. As part of such suspension, participants in the Company’s 401(k) Plan (the “401(k) Plan”) will be subject to a blackout period during which they will be precluded from acquiring shares of the Company’s common stock under that plan.
     The blackout period began at 7:00 AM Pacific Time on September 28, 2006 and is currently anticipated to end at 7:00 AM Pacific Time on the day immediately following the day on which the restated financial statements are filed with the Securities and Exchange Commission (the “SEC”). However, for the Company’s executive officers and Board Members, the blackout period will continue until 7:00 AM on the third business day following the date the restatements are filed. During the applicable blackout period, participants in the 401(k) plan will be precluded from directing the investment of their plan contributions into shares of the Company’s common stock or from moving their existing account balance under the plan into the Company common stock fund. In addition, the executive officers will not be allowed during the blackout period to move their existing 401(k) plan account balances out of any Company common stock in which those accounts may now be invested. The Company gave notice of the blackout period to its executive officers and Board members on September 29, 2007. The Company was not able to provide any advance notice because the imposition of the blackout period was due to circumstances beyond its reasonable control. A copy of the blackout notice is filed herewith as Exhibit 99.1.
     As a result of the blackout period under the 401(k) Plan, executive officers and Board members will be prohibited pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 from purchasing, selling or otherwise acquiring any shares of the Company’s common stock or any derivative security tied to the value of the Company’s common stock, while that blackout period remains in effect. The prohibition covers any acquisition of the Company’s common stock or related derivative security in connection with the covered individual’s service or employment with the Company (e.g., an option grant or restricted stock or restricted stock unit award) or any sale of the Company’s common stock which the executive officer or Board member acquired in connection with his or her service in such capacity (e.g., through the exercise of stock options or the vesting of restricted stock or restricted stock units). However, the prohibition would not extend to any transactions effected pursuant to certain pre-existing Rule 10b5-1 plans.
     Any questions concerning the blackout period or the transactions affected by the blackout period are to be addressed to Jeff Hall, the Company’s Chief Financial Officer at the Company’s headquarters at 160 Rio Robles, San Jose, California 95134 or by telephoning him at (408) 875-3000.
Item 8.01 Other Events.
     In conjunction with its determination that its financial statements for one or more prior fiscal years will have to be restated, the Company has notified participants in its 2004 Equity Incentive Plan, 2000 Nonstatutory Plan, the Restated 1982 Stock Option Plan, as amended, the 1993 Employee Incentive Stock Option Plan, the 1990 Stock Option Plan, the 1998 Outside Director Option Plan, the Excess Profit Stock Plan and the 1997 Employee Stock Purchase Plan that during a designated suspension period, they will not be able to exercise their outstanding stock options, make contributions to the Employee Stock Purchase Plan or purchase shares of common stock under such plan, or receive allocations of Company common stock under the Excess Profit Stock Plan. The designated suspension period coincides with the blackout period described above under Item 5.04.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit
Number	Description

99.1	Text of press release issued by KLA-Tencor Corporation dated September 28, 2006.

99.2	Notice of Blackout Period to Directors and Officers of KLA-Tencor Corporation, dated September 28, 2006.

Signatures
          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION
Date: October 3, 2006	By:	/S/ Jeff Hall
		Name:	Jeff Hall
		Title:	Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

99.1	Text of press release issued by KLA-Tencor Corporation dated September 28, 2006.

99.2	Notice of Blackout Period to Directors and Officers of KLA-Tencor Corporation, dated September 28, 2006.